UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Rule 14a-101)

Filed by the Registrant ”

Filed by a Party other than the Registrant ☑

Check the appropriate box:

” Preliminary Proxy Statement

” Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

” Definitive Proxy Statement

” Definitive Additional Materials

☑ Soliciting Material Pursuant to §240.14a-12

CHEMTURA CORPORATION

(Name of Registrant as Specified In Its Charter)

LANXESS AG
LANXESS DEUTSCHLAND GMBH

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required.

” Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

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” Fee paid previously with preliminary materials.

” Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Filed by: Lanxess Deutschland GmbH

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Chemtura Corporation

Commission File No.: 001-15339

The following materials are available to shareholders of Chemtura Corporation in connection with the previously announced transaction between Chemtura Corporation and Lanxess Deutschland GmbH on the transaction website hosted by Lanxess AG located at  http://lanxess.com/en/corporate/investor-relations/investor-news/:

1) Townhall Meeting Presentation

Welcome to LANXESS
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Safe harbor statement
The presentation relates to the proposed acquisition of Chemtura Corp. by LANXESS AG.
The information included in this presentation is being provided for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to purchase any securities, nor a solicitation of any vote or approval. No public market exists for the securities of LANXESS AG in the United
States.

This presentation contains certain forward-looking statements, including assumptions, opinions and views of the company or cited from third party sources. Various known and unknown risks, uncertainties and other factors could cause the actual results, financial position, development or performance of LANXESS AG to differ materially from the estimations expressed or implied herein. LANXESS AG does not guarantee that the assumptions underlying such forward-looking statements are free from errors nor does it accept any responsibility for the future accuracy of the opinions expressed in this presentation or the actual occurrence of the forecast developments. No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, any information, estimates, targets and opinions, contained herein, and no liability whatsoever is accepted as to any errors, omissions or misstatements contained herein, and accordingly, no representative of LANXESS AG or any of its affiliated companies or any of such person's officers, directors or employees accept any liability whatsoever arising directly or indirectly from the use of this document.
Important Additional Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Chemtura Corp. by LANXESS AG. The proposed acquisition will be submitted to the stockholders of Chemtura Corp. for their consideration. In connection therewith, Chemtura Corp. intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and mail such proxy statement to its stockholders of record.
BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE
PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH
THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Chemtura Corp., once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Chemtura Corp. will be available free of charge on Chemtura Corp.’s website at http://investor.chemtura.com under the heading “Financials & Filings”. Stockholders of Chemtura Corp.
may also obtain a free copy of the definitive proxy statement by contacting Chemtura Corp.’s Investor Relations Department at +1 (203) 573-2153.

Who we are
Specialty chemicals company
▪ Spin-off from Bayer in 2004
▪ Specialty chemicals portfolio: plastics, rubber, intermediates and specialty chemicals
Global success story
▪ 55 sites worldwide
▪ Approximately 16,700 employees in 29 countries
▪ Global sales of € 7.9 billion in 2015
Strategy of profitability and resilience
▪  Enhancing its leading position in mid-sized markets

▪Material Protection
  Products
▪Inorganic Pigments
▪Rhein Chemie
  Additives
▪Leather
▪Liquid Purification
  Technologies
▪Tire & Specialty
  Rubbers
▪High Performance
  Elastomers
▪High Performance
  Materials
▪Advanced Industrial
  Intermediates
▪Saltigo
Our current segment structure
Performance Chemicals
ARLANXEO*
High Performance Materials
Advanced Intermediates
* Fully consolidated in the first three years

LANXESS Board of Management: Directly connected to all
Group Functions and Business Units
The LANXESS board
▪ Corporate
 Communications
▪ Corporate Development
▪ Executive Human
 Resources
▪ Legal & Compliance
▪ ARLANXEO

Matthias Zachert
Chairman of the Board
▪ Global Procurement &
 Logistics
▪ Production, Technology,
 Safety & Environment
▪ Business Units:
- Advanced Industrial
 Intermediates
- Saltigo
- High Performance Materials
Hubert Fink
Board of Management
▪ Accounting
▪ Corporate Controlling
▪ Information Technology
▪ Mergers & Acquisitions
▪ Tax & Trade Compliance
▪ Treasury & Investor
 Relations
Michael Pontzen
Chief Financial Officer
▪ Human Resources
▪ Business Units:
- Material Protection
 Products
- Inorganic Pigments
- Rhein Chemie Additives
- Leather
- Liquid Purification
 Technologies
Rainier van Roessel
Labor Relations Director

LANXESS is well diversified
* Among others: consumer, chemicals, construction
LANXESS Group - sales by industry 2015
Chemicals
Consumer Goods
Tires
Others*
Automotive
Construction
Agriculture

We have a global footprint
Asia/Pacific
Germany
Latin America
EMEA
(without Germany)
North America
29
17
26
11
Sales per region
 (2015, in %)
Employees per region
(2015, in %)
Asia/Pacific
Germany
Latin America
EMEA
(without Germany)
North America
9
45
18
8
20
17
Global production network
Sydney (AU)
Ningbo (CN)
Qingdao (CN)
Toyohashi (JP)
Cabo de Santo Agostinho (BR)
Sarnia (CA)
Antwerp (BE)
Zwijndrecht (BE)
Dormagen (DE)
Leverkusen (DE)
Hamm-Uentrop (DE)
Krefeld-Uerdingen (DE)
Wuxi (CN)
Nagda (IN)
La Wantzenau
(FR)
Bitterfeld (DE)
Filago (IT)
Branston (UK)
Porto Feliz (BR)
 Burgettstown (US)
Mannheim (DE)
Zárate (AR)
Greensboro (US)
Chardon (US)
Burzaco (AR)
Changzhou (CN)
Singapore (SG)
Gastonia (US)
Lipezk (RU)
Triunfo (BR)
Liyang (CN)
Duque de Caxias (BR)
Bushy Park (US)
Baytown (US)
Geleen (NL)
Brunsbuttel (DE)
Jhagadia (IN)
Rustenburg (ZA)
Merebank (ZA)
Newcastle (ZA)
Nantong (CN)
Little Rock (US)
Merlo (AR)
Pittsburgh(US)
Brilon (DE)
Orange (US)
Epierre (FR)
Vilassar de Mar (ES)
Sudbury (UK)
Memphis (US)
North Kingstown (US)

We are committed to sustainability…
Safety goals
▪Xact: Global safety program to
improve occupational, process and
plant safety (since 2011)
▪Global management system for
optimization of transport of
(dangerous) goods
Climate / Environmental goals
▪Reduction of specific CO2 and
volatile organic compounds (VOC)
emissions by 25%* until 2025
▪Reduction of specific energy
consumption by 25% until 2025
Procurement initiatives
▪‘Supplier Code of Conduct’ for
supplier selection and rating
▪‘Together for Sustainability’
initiative for higher transparency in
the supply chain
Social initiatives and goals
▪Global initiative ‘Diversity &
Inclusion’: raising the proportion of
women in management to 20% by
2020
▪Leverage water know how: support
of AMREF**
▪Education initiatives with local and
global commitment
Focus areas of our engagement
Climate Protection
Culture
Education
What’s good for business is good for society: every business decision at LANXESS takes into account the company’s responsibility for humankind, the environment and the economy
Water
* Base: 31.12.2015
** African Medical & Research Foundation Inc.

LANXESS and Chemtura -
creating a new champion for additives

Together we will build a global champion for additives
Acquisition
Strategic fit
Financial valuation
Timing
Chemtura, one of the global suppliers of high-quality additives
▪ LANXESS and Chemtura with complementary businesses in attractive additives markets
▪ Competitive positions in profitable mid-sized markets
▪ Improving global footprint, especially in North America
▪ Enterprise value: €2.4 billion*
▪ EV/EBITDA including synergies: ~7.0x
▪ Subject to approval from Chemtura shareholders and regulatory authorities
▪ Closing expected around mid-2017
*FX: 1.10 USD/EUR

Additives - a highly attractive business segment
 ▪ Customer advantage: Low
 cost share, but crucial benefit
 in the end product
 ▪ Success factors: Know-how
 and technical service
 ▪ Production possible with low
 capital intensity
 ▪ Market with attractive growth
 rates: 3-4% p.a.
Characteristics of additives
Demand for
technical service
Product
enhancement relative
to share of
customers’ costs
Additives among the most attractive products in the
specialty chemical industry
Additives
Process Chemicals
Formulations
Fine Chemicals
Inorganic Specialty Materials

Bundling forces (2014):
All additives in one business unit
▪ Sales: €850 m
▪ Employees: 1,600
▪ 20 production sites
 worldwide
2014: LANXESS built a strong additives platform with strong
footprint in Europe
Business Unit ADD
Flame Retardants
Rubber additives
Lubricant additives
Colorants
North America
Steady expansion of the additives portfolio
Unitex (2011)
Darmex (2011)
Tire Curing Bladders (2012)
Thermphos site (2013)
Asia
Europe
Latin America
Business Unit Rhein Chemie Additives (ADD)
Sales are based on Q2 2016 LTM

Flame retardants - Chemtura a perfect complement
to LANXESS
Bromine
Phosphor
chloride
Phosphorous
based flame
retardants
LANXES
S
Chemtur
a
Value chain flame retardants
 Complementary
 portfolios
 Customer demand can
 be met from a single
 source
 Strong platform for
 growth and innovation
Brominated
flame retardants
Customers

Industrial lubricants: a unique integrated value chain
Chemical
Intermediates
Additives
Product steps in lubricant marketplace
* Packages: technical term for formulations / mixtures of different additive components

 Backward integration
 potential
 Complementary product
 groups
 Optimum growth
 platform
Synthetic base stocks
Greases
Packages*
Finished
Fluids

A new additives business with more global set-up
Strong asset base in all growth regions

Together - creating a new champion for additives
A global player in the attractive additives sector
LANXESS - a more resilient and profitable company
Fair and balanced funding validation with clear focus on
investment grade rating
Strong position in mid-sized segments
Expanding its presence in the rapidly growing North American region

LANXESS performance culture - an excellent concept to guide
us through integration
Our Values show how
we want to work.
Formula X
Our Guiding Principles
show how we put our
values into practice.
Leadership Principles
are behaviors and
qualities that we ask our
leaders to demonstrate.
Take
owner-
ship
Act as
a team
Think
new, act fast
Keep it
simple
Give
direction
Win as
a team
Create
Value
Lead by
example
Develop
employees
and teams
Seek
solutions

Our Performance Culture in short…
▪ As company we want to be sustainably successful
 and create value through values. That‘s our
 LANXESS Performance Culture.
▪ That means to strengthen the courage toward an
 open culture of responsibility, where the question
 „WHAT do we want to achieve?“ is as important as
 „HOW do we want to do this?“

Our culture is essential for our success
Formula X
Our Guiding
Principles
Leadership
Principles
Our Values
Take
owner-
ship
Act as
a team
Think
new, act fast
Keep it
simple
Give
direction
Win as
a team
Create
Value
Lead by
example
Develop
employees
and teams
Seek
solutions

Let’s get started together!